UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

EXACTUS, INC.
(Exact name of the registrant as specified in its charter)

Nevada	000-55828	27-1085858
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

80 NE 4th Avenue, Suite 28, Delray Beach, FL 33483
(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 455-4822

_____________________________________________________________________
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01
Entry Into a Material Definitive Agreement

The disclosures set forth in Item 5.02, below, regarding our Separation and Release Agreement with Derek Du Chesne are incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 15, 2020, Derek Du Chesne resigned from his positions as a member of our Board of Directors and as our President and Chief Growth Officer. There were no known disagreements with Mr. Du Chesne regarding any matter relating to our operations, policies, or practices. Mr. Du Chesne’s departure from the company is governed by a Separation and Release Agreement dated September 15, 2020 (the “Agreement”). The material terms of the Agreement are as follows:

●
Mr. Du Chesne’s Employment Agreement with the company has been terminated. Mr. Du Chesne has waived all claims to wages, compensation, severance, reimbursement, stock options (except as described below), equity incentive compensation, stock grants, or other compensation payments arising under his former Employment Agreement. In addition, the Non-competition and Non-solicitation covenants set forth in the Employment Agreement have been terminated.

●
Mr. Du Chesne has been allowed to exercise options to purchase 20,000 shares of our common stock at a price of $0.30 per share.

●
Mr. Du Chesne and the Company have exchanged comprehensive mutual releases.

Effective September 17, 2020, Justin Viles resigned as a member of our Board of Directors. There were no known disagreements with Mr. Viles regarding any matter relating to our operations, policies, or practices.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01
Financial Statements and Exhibits

Exhibit No.	Description
10.1	Separation and Release Agreement with Derek Du Chesne

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

EXACTUS, INC.
Date: September 21, 2020	By: /s/ Kenneth Puzder Kenneth Puzder Chief Financial Officer